Exhibit 99.2

Condensed unaudited financial statements of First Southern Bancorp, Inc. which comprise the condensed consolidated balance sheets as of March 31, 2014 and December 31, 2013, and the related condensed consolidated statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for the three month periods ending March 31, 2014 and 2013, and the related notes to the financial statements.

First Southern Bancorp, Inc.

Condensed Consolidated Balance Sheets (unaudited)

March 31, 2014 and December 31, 2013

($ in thousands, except per share data)

	Mar 31, 2014	Dec 31, 2013
Assets
Cash and cash equivalents	$164,643	$154,969
Investment securities available for sale	208,659	223,629
Investment securities held to maturity (fair value of $5,630 and $5,633 at March 31, 2014 and December 31, 2013, respectively)	5,850	5,907

Loans	630,916	635,492
Allowance for loan losses	(11,077)	(12,876)

Net loans	619,839	622,616

Other Real Estate Owned (“OREO”)	31,297	32,546
Bank premises and equipment, net	13,193	11,643
Goodwill	23,713	23,713
Core deposit intangible	557	594
Bank owned life insurance	2,545	2,529
FDIC indemnification asset	5,332	6,012
Prepaid and other assets	9,787	9,098

Total Assets	$1,085,415	$1,093,256

Liabilities and Stockholders’ Equity
Liabilities
Deposits - noninterest bearing	229,608	$204,639
Deposits - interest bearing	651,794	678,093

Total deposits	881,402	882,732
Corporate debentures	—	9,000
Payables and other liabilities	2,954	4,360

Total liabilities	884,356	896,092
Stockholders’ Equity
Preferred shares authorized 10,000,000 at March 31, 2014 and December 31, 2013; Series C common equivalent convertible participating preferred stock, $1,000 per share liquidation, no dividend, 30,790 shares issued, no shares outstanding at March 31, 2014 and 30,466 shares outstanding at December 31, 2013	—	30,466
Common stock, $0.01 par value per share, 300,000,000 shares authorized at March 31, 2014 and December 31, 2013; 31,982,513 shares and 20,048,392 shares, and 31,793,287 shares and 19,859,166 shares, issued and outstanding, at March 31, 2014 and December 31, 2013, respectively.	318	199
Additional paid in capital	272,049	241,050
Treasury shares: 158,004 shares and 158,004 shares common stock and 0 and 269 Series C common equivalents at March 31, 2014 and December 31, 2013, respectively	(2,866)	(2,866)
Retained deficit	(63,910)	(65,629)
Accumulated other comprehensive loss	(4,532)	(6,056)

Total stockholders’ equity	201,059	197,164

Total Liabilities and Stockholders’ Equity	$1,085,415	$1,093,256

See accompanying notes to condensed consolidated financial statements.

First Southern Bancorp, Inc.

Condensed Consolidated Statements of Operations (unaudited)

Three months ended March 31, 2014 and 2013

($ in thousands, except per share data)

	Three months ended Mar 31, 2014	Three months ended Mar 31, 2013
Interest income
Loans	$8,042	$8,271
Investment securities	1,261	705
Federal funds sold and other	151	178

Total interest income	9,454	9,154

Interest expense
Deposits	962	1,125
Other borrowings	—	72

Total interest expense	962	1,197

Net interest income	8,492	7,957
Provision for loan losses	(1,965)	(364)

Net interest income after loan loss provision	10,457	8,321

Non interest income
Service charges on deposit accounts	124	124
Debit, prepaid, ATM and merchant card related fees	94	91
FDIC indemnification asset accretion	22	38
Bank owned life insurance income	16	25
Other service charges and fees	64	28

Total non interest income	320	306

Non interest expense
Salary, wages and employee benefits	4,313	4,009
Occupancy expense	1,032	866
Data processing expense	475	490
Professional fees	597	447
FDIC assessment and regulatory expenses	265	255
Loan and OREO related expenses	675	1,602
Merger and acquisition related expenses	437	—
All other expenses	1,264	930

	9,058	8,599

Income before provision for income taxes	1,719	28
Provision for income taxes	—	—

Net income	$1,719	$28

See accompanying notes to condensed consolidated financial statements.

First Southern Bancorp, Inc.

Condensed Consolidated Statements of Comprehensive Income (unaudited)

Three months ended March 31, 2014 and 2013

($ in thousands, except per share data)

	Three months ended Mar 31, 2014	Three months ended Mar 31, 2013
Net income	$1,719	$28

Other comprehensive income (loss), before tax
Investment securities available for sale
Change in net unrealized gains (losses) during the period	1,524	(638)

Other comprehensive income (loss), before tax	1,524	(638)

Comprehensive income (loss)	$3,243	($610)

See accompanying notes to condensed consolidated financial statements.

First Southern Bancorp, Inc.

Condensed Consolidated Statement of Changes in Stockholder’s Equity (unaudited)

Three months ended March 31, 2014

($ in thousands, except per share data)

	Series C Preferred Stock	Common Stock	Treasury Shares	Additional Paid-in Capital	Retained Deficit	Accumulated Other Comprehensive Income (Loss)	Total
Balance, December 31, 2013	$30,466	$199	($2,866)	$241,050	($65,629)	($6,056)	$197,164
Net income					1,719		1,719
Other comprehensive income						1,524	1,524
Conversion of preferred stock	(30,466)	119		30,347			—
Stock based compensation				652			652

Balance, March 31, 2014	$—	$318	($2,866)	$272,049	($63,910)	($4,532)	$201,059

See accompanying notes to condensed consolidated financial statements.

First Southern Bancorp, Inc.

Condensed Consolidated Statements of Cash Flows (unaudited)

Three months ended March 31, 2014 and 2013

($ in thousands, except per share data)

	Three months ended Mar 31, 2014	Three months ended Mar 31, 2013
Cash flows from operating activities
Net income	$1,719	$28
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	194	178
Provision for loan losses	(1,965)	(364)
Amortization of premiums on securities, net of discount accretion	1,226	1,248
Net loss (gain) on sale of OREO	246	(159)
Write down of foreclosed real estate	131	724
Change in assets and liabilities:
Interest receivable and other assets	(1,050)	(1,686)
Accrued expenses and other liabilities	(755)	(241)

Net cash (used in) operating activities	(254)	(272)

Cash flows from investing activities
Maturities and repayments of investment securities	15,326	19,643
Redemptions of restricted equity securities, net of purchases	269	329
Proceeds from sales of foreclosed real estate	2,092	5,982
Net cash received from FDIC loss-sharing agreements	787	2,689
Purchases of property and equipment	(1,744)	(202)
Net decrease in loans	3,528	5,325

Net cash provided by investing activities	20,258	33,766

Cash flows from financing activities
Net decrease in deposits	(1,330)	(12,204)
Repayment of subordinated debenture	(9,000)	—

Net cash used in financing activities	(10,330)	(12,204)

Net increase in cash and cash equivalents	9,674	21,290
Cash and cash equivalents, beginning of period	154,969	185,299

Cash and cash equivalents, end of period	$164,643	$206,589

Cash paid during the period for:
Interest	$1,018	$1,186

Income taxes	—	—

Transfer of loans to OREO	$1,220	$1,323

See accompanying notes to condensed consolidated financial statements.

First Southern Bancorp, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

($ in thousands, except per share data)

NOTE 1: Nature of operations and basis of presentation

The consolidated financial statements include First Southern Bancorp, Inc. and its subsidiary, First Southern Bank (the Bank), collectively referred to as the “Company”. The Company owned 99.9% of the Bank at March 31, 2014 and December 31, 2013. Intercompany transactions and balances are eliminated in consolidation.

The Company provides financial services through its seventeen branch offices, six in South Florida, three in North Florida, and eight in Central Florida. The Company expanded into North Florida when it purchased the assets and assumed the liabilities of Haven Trust Bank in 2010 and into Central Florida when it purchased the assets and assumed the liabilities of First Commercial Bank in 2011. The Bank’s primary deposit products are checking, savings, and term certificate accounts, and its primary lending products are land and construction, residential mortgage, commercial real estate, commercial and industrial, and installment loans. Substantially all loans are secured by specific items of collateral, including business assets, consumer assets, and commercial and residential real estate. Commercial loans are expected to be repaid from cash flow from operations of businesses. The customers’ ability to repay their loans is dependent on the real estate and general economic conditions in their respective markets.

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial statements. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. These statements should be read in conjunction with the consolidated financial statements included in Exhibit 99.1 for the year ended December 31, 2013. In management’s opinion, all adjustments, consisting primarily of normal recurring adjustments, necessary for a fair presentation of the results for the interim periods have been made. The results of operations of the three month period ended March 31, 2014 are not necessarily indicative of the results expected for the full year.

Some items in the prior period financial statements were reclassified to conform to the current presentation. Reclassifications had no effect on prior periods net income or shareholders’ equity.

First Southern Bancorp, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

($ in thousands, except per share data)

NOTE 2: Securities

The following table summarizes the amortized cost and fair value of available-for-sale and held-to-maturity securities, along with the corresponding amounts of gross unrealized gains and losses at March 31, 2014 and December 31, 2013.

Available-for-Sale Securities

	March 31, 2014
	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Amortized Cost
Mortgage-backed securities	$165,159	$786	$3,863	$168,236
U.S. government-sponsored entities	19,749	—	835	20,584
Municipals	23,751	26	254	23,979

Total	$208,659	$812	$4,952	$212,799

	December 31, 2013
	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Amortized Cost
Mortgage-backed securities	$178,585	$815	$4,910	$182,680
U.S. government-sponsored entities	20,502	1	1,083	21,584
Municipals	24,542	2	488	25,028

Total	$223,629	$818	$6,481	$229,292

Held-to-Maturity Securities

	March 31, 2014
	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Amortized Cost
Mortgage-backed securities	$5,630	$—	$220	$5,850

	December 31, 2013
	Fair Value	Gross Unrealized Gains	Gross Unrealized Losses	Amortized Cost
Mortgage-backed securities	$5,633	$—	$274	$5,907

First Southern Bancorp, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

($ in thousands, except per share data)

The following tables detail the gross unrealized losses and related fair values in the Company’s available-for-sale and held-to-maturity investment securities portfolios at March 31, 2014 and December 31, 2013. This information is aggregated by the length of time that individual securities have been in a continuous unrealized loss position.

Available-for-Sale Securities

	March 31, 2014
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Mortgage-backed securities	$77,604	$2,465	$39,433	$1,398	$117,037	$3,863
U.S. government-sponsored entities	19,749	835	—	—	19,749	835
Municipals	16,495	250	1,131	4	17,626	254

Total	$113,848	$3,550	$40,564	$1,402	$154,412	$4,952

	December 31, 2013
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Mortgage-backed securities	$93,502	$3,253	$45,398	$1,657	$138,900	$4,910
U.S. government-sponsored entities	19,501	1,083	—	—	19,501	1,083
Municipals	20,449	437	1,091	51	21,540	488

Total	$133,452	$4,773	$46,489	$1,708	$179,941	$6,481

Held-to-Maturity Securities

	March 31, 2014
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Mortgage-backed securities	$5,630	$220	$—	$—	$5,630	$220

	December 31, 2013
	Less than 12 months		12 months or more		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
Mortgage-backed securities	$5,633	$274	$—	$—	$5,633	$274

Mortgage-backed securities: At March 31, 2014 and December 31, 2013, the Company held mortgage-backed securities issued by governmental entities, such as the Federal National Mortgage Association (FNMA), the Government National Mortgage Association (GNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). Because the decline in fair value is attributable to changes in interest rates and illiquidity, and not credit quality, and because the Company does not have the intent to sell these mortgage-backed securities and it is likely that it will not be required to sell the securities before their anticipated recovery, the Company does not consider these securities to be other-than-temporary impaired at March 31, 2014 or December 31, 2013.

At March 31, 2014, the Company also held a diversified group of commercial mortgage-backed securities, which were purchased during 2013. These commercial mortgage-backed securities are backed by highly diverse pools of loans, containing multi-family, office, warehouse, hotel, and other property types. All securities purchased were and continue to be rated AAA by at least one Nationally Recognized Statistical Rating Organization (NSROs). In addition, due to their strong inherent credit

First Southern Bancorp, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

($ in thousands, except per share data)

quality, they qualify for 20% risk weighting treatment under current regulation. These securities are monitored monthly to identify unanticipated credit weakness of the underlying collateral and for changes in prepayment expectations that could adversely affect market value. Commercial mortgage-backed securities are included in the tables in this footnote as mortgage-backed securities. As of March 31, 2014, they had an amortized cost of $25.0 million and a fair value of $24.9 million.

Municipal securities: Unrealized losses on municipal securities have not been recognized into income because the issuers’ bonds are of high quality, and because management does not intend to sell these investments or more likely than not be required to sell these investments before their anticipated recovery. The fair value is expected to recover as the securities approach maturity.

The aggregate amortized cost and fair value of available-for-sale and held-to-maturity investment securities by remaining contractual maturity are shown below. Actual expected maturities differ from contractual maturities because issuers may have the right to call or prepay obligations. Mortgage-backed securities do not have a single maturity date, and are therefore, shown separately.

Available-for-Sale Securities

	March 31, 2014		December 31, 2013
	Fair Value	Amortized Cost	Fair Value	Amortized Cost
U.S. government-sponsored entities and municipals
Due within one year	$6,864	$6,923	$2,524	$2,524
Due after one but within five years	23,445	23,705	28,611	29,148
Due after five but within ten years	13,191	13,935	13,909	14,940
Mortgage-backed securities	165,159	168,236	178,585	182,680

Total	$208,659	$212,799	$223,629	$229,292

Held-to-Maturity Securities
	March 31, 2014		December 31, 2013
	Fair Value	Amortized Cost	Fair Value	Amortized Cost
Mortgage-backed securities	$5,630	$5,850	$5,633	$5,907

At March 31, 2014 and December 31, 2013, investment securities with a fair value of $72.5 million and $75.7 million, respectively, were pledged to secure lines of credit and public funds.

During the three months ended March 31, 2014 and 2013, there were no sales of securities.

First Southern Bancorp, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

($ in thousands, except per share data)

NOTE 3: Loans

The following is a summary of the major components of loans at March 31, 2014 and December 31, 2013.

	March 31, 2014			December 31, 2013
	Loans Subject to Loss-share Agreements	Loans Not Subject to Loss-share Agreements	Total	Loans Subject to Loss-share Agreements	Loans Not Subject to Loss-share Agreements	Total
Construction & land development	$16,151	$16,101	$32,252	$19,583	$10,692	$30,275
Multifamily	3,650	33,357	37,007	3,745	36,302	40,047
Commercial real estate:
Non-owner-occupied	70,341	291,664	362,005	72,720	283,971	356,691
Owner-occupied	52,693	42,608	95,301	56,212	44,473	100,685
Commercial & industrial	4,284	19,782	24,066	4,449	20,134	24,583
Consumer & other	23,343	56,942	80,285	24,023	59,188	83,211

	170,462	460,454	630,916	180,732	454,760	635,492
Allowance for loan losses			(11,077)			(12,876)

Total	$170,462	$460,454	$619,839	$180,732	$454,760	$622,616

During late 2013, the Company purchased $45.7 million of residential mortgage loans from the University of California Board of Regents, which included a premium of 3.50%, or $1.5 million. These loans are included as Consumer & Other, throughout these financial statements. The borrowers are employees of the University of California, and monthly principal and interest payments are made through payroll deduction. The loan purchase agreement provides the Board of Regents will repurchase or replace a loan upon a 60-day payment default, at the option of the Company. Because of this provision, and after evaluating the creditworthiness of the Board of Regents, the Company determined no allowance for loan losses was needed for this subsegment of the loan portfolio. As of March 31, 2014, the recorded investment of these purchased residential mortgage loans was $42.6 million.

The following tables outline the changes in the allowance for loan losses by portfolio segment, the allowances for loans individually and collectively evaluated for impairment, and the recorded investment of loans individually and collectively evaluated for impairment at and for the periods indicated.

	Constr. & Land Dev	Multi- Family	Commercial Real Estate				Purchased
			NonOwner Occupied	Owner Occupied	Comm. & Industrial	Consumer & Other	Credit Impaired	Total
Three months ended March 31, 2014
Beginning of the period	$212	$330	$4,278	$826	$296	$194	$6,740	$12,876
Provision for loan losses	127	(30)	18	(65)	(55)	(69)	(1,891)	(1,965)
Charge-offs	(12)	—	—	—	(4)	—	—	(16)
Recoveries	52	—	45	26	5	54	—	182

Balance at March 31, 2014	$379	$300	$4,341	$787	$242	$179	$4,849	$11,077

Three months ended March 31, 2013
Beginning of the period	$366	$217	$6,477	$1,370	$812	$323	$10,609	$20,174
Provision for loan losses	(411)	48	(3,003)	413	(160)	(123)	2,872	(364)
Charge-offs	(33)	—	—	(543)	—	(17)	—	(593)
Recoveries	325	—	37	19	79	21	—	481

Balance at March 31, 2013	$247	$265	$3,511	$1,259	$731	$204	$13,481	$19,698

First Southern Bancorp, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

($ in thousands, except per share data)

	Constr. & Land Dev	Multi- Family	Commercial Real Estate
			NonOwner Occupied	Owner Occupied	Comm. & Industrial	Consumer & Other	Total
As of March 31, 2014
Allowance for Loan Losses
Ending allowance balance for loans individually evaluated for impairment	$—	$—	$—	$—	$—	$1	$1

Ending allowance balance for loans collectively evaluated for impairment	$379	$300	$4,341	$787	$242	$178	$6,227

Ending allowance balance for purchased credit-impaired loans	$34	$84	$703	$2,048	$112	$1,868	$4,849

Recorded Investment
Total period-end recorded investment	$32,252	$37,007	$362,005	$95,301	$24,066	$80,285	$630,916

Recorded investment of loans individually evaluated for impairment	$3,284	$—	$9,364	$4,710	$—	$3,226	$20,584

Recorded investment of loans collectively evaluated for impairment	$13,586	$35,588	$319,766	$66,519	$21,451	$68,717	$525,627

Recorded investment of purchased credit-impaired loans	$15,382	$1,419	$32,875	$24,072	$2,615	$8,342	$84,705

	Constr. & Land Dev	Multi- Family	Commercial Real Estate
			NonOwner Occupied	Owner Occupied	Comm. & Industrial	Consumer & Other	Total
As of December 31, 2013
Allowance for Loan Losses
Ending allowance balance for loans individually evaluated for impairment	$—	$—	$—	$—	$—	$1	$1

Ending allowance balance for loans collectively evaluated for impairment	$212	$330	$4,278	$826	$296	$193	$6,135

Ending allowance balance for purchased credit-impaired loans	$1,345	$29	$1,450	$2,989	$231	$696	$6,740

Recorded Investment
Total period-end recorded investment	$30,275	$40,047	$356,691	$100,685	$24,583	$83,211	$635,492

Recorded investment of loans individually evaluated for impairment	$3,403	$—	$9,325	$5,102	$—	$3,465	$21,295

Recorded investment of loans collectively evaluated for impairment	$11,641	$38,548	$312,541	$69,891	$21,432	$68,263	$522,316

Recorded investment of purchased credit-impaired loans	$15,231	$1,499	$34,825	$25,692	$3,151	$11,483	$91,881

First Southern Bancorp, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

($ in thousands, except per share data)

The following table presents information related to loans individually evaluated for impairment by class of loans as of and for the three month period ending March 31, 2014 and year ending December 31, 2013.

	Unpaid Principal Balance	Recorded Investment	Allowance for Loan Losses Allocated	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Recognized
As of March 31, 2014
With no related allowance recorded
Construction & land development	$3,423	$3,284	$—	$3,344	$—	$—
Multifamily	—	—	—	—	—	—
Commercial real estate:
Non-owner-occupied	9,736	9,364	—	9,345	—	—
Owner-occupied	5,130	4,710	—	4,906	—	—
Commercial & industrial	—	—	—	—	—	—
Consumer & other	3,379	3,155	—	3,274	—	—
With an allowance recorded
Construction & land development	—	—	—	—	—	—
Multifamily	—	—	—	—	—	—
Commercial real estate:
Non-owner-occupied	—	—	—	—	—	—
Owner-occupied	—	—	—	—	—	—
Commercial & industrial	—	—	—	—	—	—
Consumer & other	71	71	1	72	—	—

Total	$21,739	$20,584	$1	$20,940	$—	$—

	Unpaid Principal Balance	Recorded Investment	Allowance for Loan Losses Allocated	Average Recorded Investment	Interest Income Recognized	Cash Basis Interest Recognized
As of December 31, 2013
With no related allowance recorded
Construction & land development	$3,507	$3,403	$—	$4,380	$—	$—
Multifamily	—	—	—	—	—	—
Commercial real estate:
Non-owner-occupied	9,572	9,325	—	10,664	—	—
Owner-occupied	5,459	5,102	—	5,753	—	—
Commercial & industrial	—	—	—	—	—	—
Consumer & other	3,607	3,393	—	4,153	—	—
With an allowance recorded
Construction & land development	—	—	—	—	—	—
Multifamily	—	—	—	—	—	—
Commercial real estate:
Non-owner-occupied	—	—	—	—	—	—
Owner-occupied	—	—	—	—	—	—
Commercial & industrial	—	—	—	—	—	—
Consumer & other	72	72	1	72	—	—

Total	$22,217	$21,295	$1	$25,022	$—	$—

First Southern Bancorp, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

($ in thousands, except per share data)

The following is a summary loan aging analysis.

	Past Due and Accruing				Total
	30-59 Days	60-89 Days	90 or More Days	Nonaccrual	Past Due & Nonaccrual	Current	Total
As of March 31, 2014
Construction & land dev.	$754	$—	$1,090	$1,784	$3,628	$28,624	$32,252
Multifamily	—	303	—	—	303	36,704	37,007
Commercial real estate:
Non-owner-occupied	3,485	—	2,247	4,010	9,742	352,263	362,005
Owner-occupied	1,967	140	2,992	2,196	7,295	88,006	95,301
Commercial & industrial	—	—	2,141	512	2,653	21,413	24,066
Consumer & other	2,233	255	1,529	2,058	6,075	74,210	80,285

Total loans	$8,439	$698	$9,999	$10,560	$29,696	$601,220	$630,916

As of December 31, 2013
Construction & land dev.	$1,174	$—	$2,185	$1,869	$5,228	$25,047	$30,275
Multifamily	—	338	—	—	338	39,709	40,047
Commercial real estate:
Non-owner-occupied	—	3,062	5,082	3,914	12,058	344,633	356,691
Owner-occupied	846	250	3,003	2,560	6,659	94,026	100,685
Commercial & industrial	30	1,413	220	—	1,663	22,920	24,583
Consumer & other	80	412	1,663	2,292	4,447	78,764	83,211

Total loans	$2,130	$5,475	$12,153	$10,635	$30,393	$605,099	$635,492

Loans reported as past due 90 days and still accruing interest at March 31, 2014 and December 31, 2013 include loans covered by loss share agreements and are accreting income pursuant to ASC Topic 310-30. Substantially all of the loans reported as past due 90 days and still accruing interest were covered by loss share agreements for the periods presented.

Troubled Debt Restructurings:

During 2014 and 2013, the terms of certain loans were modified as troubled debt restructurings. Certain loans were modified that did not meet the definition of a troubled debt restructuring as the modification was a delay in a payment that was considered to be insignificant. In order to determine whether a borrower is experiencing financial difficulty, an evaluation is performed of the probability the borrower will be in payment default on any of its debt in the foreseeable future without the modification. This evaluation is performed under the Company’s internal underwriting policy.

The modification of the terms of such loans included one or a combination of the following: a reduction of the stated interest rate of the loan; an extension of the maturity date at a stated rate of interest lower than the current market rate for new debt with similar risk; or a permanent reduction of the recorded investment in the loan. Modifications involving a reduction of the stated interest rate of the loan were for periods ranging from three months to two years. Modifications involving an extension of the maturity date were for periods ranging from three months to one year.

The Company had $0 and $29 of specific reserves on loans on which the terms have been modified in troubled debt restructurings at March 31, 2014 and December 31, 2013, respectively. The Company was not committed to lend any additional amounts as of March 31, 2014 and December 31, 2013 to customers with outstanding loans that are classified as troubled debt restructurings.

First Southern Bancorp, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

($ in thousands, except per share data)

The following table is a summary of troubled debt restructurings by classification and status at March 31, 2014 and December 31, 2013.

	March 31, 2014			December 31, 2013
	Performing	Nonperforming	Total	Performing	Nonperforming	Total
Recorded Investment
Construction & land dev.	$1,499	$162	$1,661	$1,534	$240	$1,774
Commercial real estate:
Non-owner-occupied	4,717	3,494	8,211	5,411	2,878	8,289
Owner-occupied	1,936	1,457	3,393	2,045	1,317	3,362
Commercial & industrial	—	—	—	—	—	—
Consumer & other	1,138	1,519	2,657	1,035	689	1,724

Total loans	$9,290	$6,632	$15,922	$10,025	$5,124	$15,149

A loan is considered to be in payment default once it is 90 days contractually past due under the modified terms. The following table presents loans by class modified as troubled debt restructurings for which there was a payment default during the three month period ended March 31, 2014.

Troubled Debt Restructurings Within the Past Twelve Months that Subsequently Defaulted

March 31, 2014
	Number of Loans	Recorded Investment
Construction & land dev.	—	$—
Commercial real estate:
Non-owner-occupied	—	—
Owner-occupied	—	—
Commercial & industrial	—	—
Consumer & other	4	557

Total loans	4	$557

The troubled debt restructurings that subsequently defaulted resulted in no charge-offs for the three months ended March 31, 2014.

First Southern Bancorp, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

($ in thousands, except per share data)

Credit Quality Indicators:

The Company categorizes loans into risk categories based on relevant information about the ability of borrowers to service their debt such as: current financial information, historical payment experience, credit documentation, public information, and current economic trends, among other factors. The Company analyzes loans individually by classifying the loans as to credit risk. This analysis is performed at least annually. The Company uses the following definitions for risk ratings:

Special Mention. Loans classified as special mention have a potential weakness that deserves management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or of the institution’s credit position at some future date.

Substandard. Loans classified as substandard are inadequately protected by the current net worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the institution will sustain some loss if the deficiencies are not corrected.

Doubtful. Loans classified as doubtful have all the weaknesses inherent in those classified as substandard, with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable.

Loans not meeting the criteria above that are analyzed individually as part of the above described process are considered to be Pass-rated loans. The following is a summary of the recorded investment of loans by portfolio segment and risk category.

	Constr. & Land Dev	Multi- Family	Commercial Real Estate
			NonOwner Occupied	Owner Occupied	Comm. & Industrial	Consumer & Other	Total
As of March 31, 2014
Pass	$14,526	$30,537	$283,568	$42,106	$19,673	$11,400	$401,810
Special mention	447	500	4,874	157	93	1,351	7,422
Substandard	1,128	2,320	3,222	345	16	1,245	8,276
Doubtful	—	—	—	—	—	—	—
Consumer, not graded	—	—	—	—	—	42,946	42,946
Covered by loss share	16,151	3,650	70,341	52,693	4,284	23,343	170,462

Total	$32,252	$37,007	$362,005	$95,301	$24,066	$80,285	$630,916

First Southern Bancorp, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

($ in thousands, except per share data)

	Constr. & Land Dev	Multi- Family	Commercial Real Estate
			NonOwner Occupied	Owner Occupied	Comm. & Industrial	Consumer & Other	Total
As of December 31, 2013
Pass	$9,345	$33,459	$270,185	$43,770	$19,982	$10,402	$387,143
Special mention	190	500	10,545	354	152	2,476	14,217
Substandard	1,157	2,343	3,241	349	—	944	8,034
Doubtful	—	—	—	—	—	—	—
Consumer, not graded	—	—	—	—	—	45,366	45,366
Covered by loss share	19,583	3,745	72,720	56,212	4,449	24,023	180,732

Total	$30,275	$40,047	$356,691	$100,685	$24,583	$83,211	$635,492

NOTE 4: Fair Value

Fair value is the exchange price that would be received for an asset or paid to transfer a liability in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. There are levels of inputs that may be used to measure fair value:

Level 1: Quoted prices (unadjusted) for identical assets or liabilities in active markets that the entity has the ability to access as of the measurement date.

Level 2: Significant other observable inputs other than Level 1 prices such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.

Level 3: Significant unobservable inputs that reflect a reporting entity’s own assumptions about the assumptions that market participants would use in pricing an asset or liability.

Available-for-sale securities is the only asset or liability measured at fair value on a recurring basis. The fair value of available for sale securities at March 31, 2014 and December 31, 2013 was measured using significant other observable inputs involving matrix pricing (Level 2), which is a mathematical technique widely used in the industry to value debt securities without relying exclusively on quoted market prices for the specific securities but rather by relying on the securities relationship to other benchmark quoted prices (Level 2 inputs). The fair value of held-to-maturity securities was derived from the same methods used to measure the fair value of available-for-sale securities.

The fair value of impaired loans with specific allocations of the allowance for loan losses is generally based on recent real estate appraisals. These appraisals may utilize a single valuation approach or a combination of approaches, including comparable sales and the income approach. Adjustments are routinely made in the appraisal process by the appraiser to adjust for differences between the comparable sales and income data available. Such adjustments are significant and typically result in Level 3 classification of the inputs to determine fair value.

First Southern Bancorp, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

($ in thousands, except per share data)

The fair value of foreclosed real estate is generally based upon third party appraisals of the property, and due to the significance of adjustments made in the appraisal process, typically result in Level 3 classification.

Appraisals for both collateral-dependent impaired loans and foreclosed real estate are performed by certified general appraisers (for commercial properties) or certified residential appraisers (for residential properties) whose qualifications and licenses have been reviewed and verified by the Company. Once received, an outside vendor reviews the assumptions and approaches used in the appraisal as well as the overall resulting fair value in comparison with via independent sources such as recent market data or industry-wide statistics. On an annual basis, the Company compares the actual selling price of collateral that has been sold to the most recent appraised value to determine if an additional adjustment should be made to the appraisal value to arrive at fair value.

Impaired loans and foreclosed real estate are the only assets or liabilities measured at fair value on a nonrecurring basis.

For commercial, commercial real estate, and construction real estate impaired loans as well as foreclosed real estate; appraisers may use either a single valuation approach or a combination of approaches such as comparative sales, cost or the income approach. A significant unobservable input in the income approach is the estimated income capitalization rate for a given piece of collateral. At March 31, 2014 and December 31, 2013, the range of capitalization rates generally used to determine the fair value of the underlying collateral ranged from 9.25% to 9.75%.

Assets and liabilities measured at fair value on a recurring basis as of March 31, 2014 and December 31, 2013 are as follows:

		March 31, 2014
	March 31, 2014	Quoted Market Price in Active Markets	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Available-for-sale securities:
Mortgage-backed securities	$165,159	$—	$165,159	$—
U.S. government-sponsored entities	19,749	—	19,749	—
Municipal securities	23,751	—	23,751	—

Total	$208,659	$—	$208,659	$—

		December 31, 2013
	December 31, 2013	Quoted Market Price in Active Markets	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Available-for-sale securities:
Mortgage-backed securities	$178,585	$—	$178,585	$—
U.S. government-sponsored entities	20,502	—	20,502	—
Municipal securities	24,542	—	24,542	—

Total	$223,629	$—	$223,629	$—

First Southern Bancorp, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

($ in thousands, except per share data)

The Company had no liabilities carried at fair value or measured at fair value on a recurring basis as of March 31, 2014 and December 31, 2013.

Assets measured at fair value on a non-recurring basis as of March 31, 2014 and December 31, 2013 are as follows:

		March 31, 2014
	March 31, 2014	Quoted Market Price in Active Markets	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Impaired loans	$6,481	—	—	$6,481
Foreclosed real estate	31,297	—	—	31,297

Total	$37,778	$—	$—	$37,778

		December 31, 2013
	December 31, 2013	Quoted Market Price in Active Markets	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Impaired loans	$7,317	$—	$—	$7,317
Foreclosed real estate	32,546	—	—	32,546

Total	$39,863	$—	$—	$39,863

The Company had no liabilities carried at fair value or measured at fair value on a nonrecurring basis as of March 31, 2014 and December 31, 2013.

At March 31, 2014 and December 31, 2013, the fair value measurement of certain impaired loans with a recorded investment of $6,482 and $7,318, respectively, was based upon a level 3 fair value of the collateral as these loans are collateral dependent. At March 31, 2014 and December 31, 2013, these loans had a specific valuation allowance of $1 and $1, respectively.

As of March 31, 2014, foreclosed real estate carried at fair value (Level 3) less costs to sell, had a carrying amount of $31.3 million which is made up of a cost basis of $35.7 million, net of write downs of $4.4 million. The decline in fair value for the three months ended March 31, 2014 was $131.

As of December 31, 2013, foreclosed real estate carried at fair value (Level 3) less costs to sell, had a carrying amount of $32.5 million which is made up of a cost basis of $36.6 million, net of write downs of $4.1 million. The decline in fair value during 2013 was $3.7 million.

There have been no transfers between levels for 2013 and 2014.

First Southern Bancorp, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

($ in thousands, except per share data)

The table below summarizes the carrying amounts and estimated fair values at March 31, 2014 and December 31, 2013 of financial instruments.

	March 31, 2014		December 31, 2013
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
Financial assets
Cash and cash equivalents	$164,643	$164,463	$154,969	$154,969
Securities available-for-sale	208,659	208,659	223,629	223,629
Securities held to maturity	5,850	5,630	5,907	5,633
Loans, net	619,839	600,004	622,616	626,892
Nonmarketable equity securities	5,766	n/a	5,805	n/a
FDIC indemnification assets	5,332	n/a	6,012	n/a
Accrued interest receivable	2,141	2,141	2,003	2,003

Financial liabilities
Deposits	881,402	879,639	882,732	884,393
Accrued interest payable	144	144	121	121
Subordinated debentures	—	—	9,000	9,000

The methods and assumptions, not previously presented, used to estimate fair value are described below.

Carrying amount was the estimated fair value for cash and cash equivalents, accrued interest receivable and payable, demand deposits, and variable rate loans or deposits that reprice frequently and fully. For fixed rate loans or deposits and for variable rate loans or deposits with infrequent repricing or repricing limits, fair value was based on discounted cash flows using current market rates applied to the estimated life and credit risk without considering the need for adjustments for market illiquidity.

At December 31, 2013, the fair value of subordinated debentures was considered to be the carrying amount, or par value, as the debentures were redeemed at par value on January 15, 2014.

NOTE 5: Subordinated Debentures and Trust Preferred Securities

In March 2004, the Company participated in a pooled offering of trust preferred securities. In doing so, the Company formed First Southern Bancorp Statutory Trust II (the Trust), a wholly owned statutory trust subsidiary, for the purpose of issuing trust preferred securities. The Trust used the proceeds from the issuance of $9.0 million in trust preferred securities to acquire junior subordinated debentures of the Company. The trust preferred securities essentially mirror the debt securities, carrying a cumulative preferred dividend at an annual variable rate equal to the three-month LIBOR plus 2.8%. The debt securities and the trust preferred securities each have 30-year lives.

On January 15, 2014, the Company, after receiving approval from the Federal Reserve Board, redeemed the trust preferred securities, at par value plus accrued interest.

First Southern Bancorp, Inc.

Notes to Condensed Consolidated Financial Statements (Unaudited)

($ in thousands, except per share data)

NOTE 6: Business Combination

On January 29, 2014, the Company and CenterState Banks, Inc. (“CenterState”) entered into a Definitive Merger Agreement (“Merger Agreement”). Pursuant to the Merger Agreement, CenterState acquired First Southern Bancorp, Inc. on June 1, 2014. Immediately following the holding company merger, the Bank was merged with and into CenterState Bank of Florida, N.A. At the effective time of the Merger (the “Effective Time” or June 1, 2014), each share of the Company’s common stock, issued and outstanding immediately before the Effective Time was converted into the right to receive 0.3 shares of CenterState’s common stock and $3.00 cash.